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                             [ITT INDUSTRIES LOGO]

                 ITT INDUSTRIES, INC. 2003 EQUITY INCENTIVE PLAN
                AWARD AGREEMENT                     DATE OF AWARD

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Director's Name

ITT INDUSTRIES, INC. RESTRICTED STOCK AWARD
(Under the ITT Industries, Inc. 2003 Equity Incentive Plan)

You have been granted an ITT Industries restricted stock award as follows:

                      shares of ITT Industries common stock

These shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, prior to the earliest of the following dates:

     (1)  The fifth anniversary of the date of grant, or (date)

     (2)  Retirement from the Board at age 72,

     (3)  "Acceleration Event" of the Company, as defined in the Plan,

     (4)  Death,

     (5)  Disability, as defined the Administrative Rules and Regulations,

     (6) Termination of service from the Board of Directors, for one of the reasons enumerated in the Administrative Rules and Regulations.

If your membership on the Board of Directors terminates before the fifth anniversary of date of grant or (date) for a reason not set forth above, you will forfeit the shares granted under this Award Agreement. A legended certificate evidencing your grant will be held in escrow by the Compensation and Personnel Committee ("Committee") of the ITT Industries Board of Directors until the restrictions lapse and other requirements are satisfied. You will enjoy the benefits of share ownership, including dividend payments and voting rights, during the restriction period. When the restrictions lapse, you will be issued a share certificate, subject to the terms of the Plan.

Please refer to the attached Administrative Rules and Regulations pertaining to the grants of restricted stock to Non-employee Directors under the Plan, which were adopted by the Committee on May 12, 2003, and to the copy of the Plan attached hereto and incorporated herein.

Please indicate your acceptance of the above award and the terms and conditions as described herein and in the attachments by executing both copies of this Award Agreement and returning one copy to Mr. Charles I. Dougherty, ITT Industries, Inc., 4 West Red Oak Lane, White Plains, NY 10604.




I hereby accept the terms and conditions               (signed by Scott A. Crum)
of this Notice of Award:                                ITT INDUSTRIES, INC.


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Signature of Awardee           Date                     Mailing Address:
Social Security #:                                      Company
Citizenship:                   USA                      Street
                                                        State

     Please return this copy to Charles I. Dougherty, ITT Industries, Inc.,
               4 West Red Oak Lane, White Plains, New York 10604